Certain statements in this presentation constitute "forward-looking statements". When used in this presentation, the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In addition to the risks and uncertainties discussed herein, such factors include, among others, the following: the effects of economic conditions, including in particular the economic condition of the lodging industry, which can be particularly affected by international crisis, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; changes in demand for our products and services; programming costs, availability, timeliness and quality; technological developments by competitors; developmental costs, difficulties and delays; relationships with clients and property owners; the availability of capital to finance growth; the impact of government regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Slide 1

Profitability: Net Income of $2.2 Million vs. $585,000 in Q3 '05 Net Income of $2.0 Million vs. Net Loss of $(4.7) Million First 9 Months '05 Slide 2 Q3 2006 Financial Highlights Growth: Total Revenue up 3.2% Digital Platform in 71% of Network Strategic Initiatives Contribute 36% of Revenue Growth Cash Flow Generation: Net Free Cash Flow $23.5 Million vs. $13.0 Million in First 9 Months '05

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Revenue 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 243 247 250 63.8 66.3 71.6 266 65.9 68.1 74.1 275.8 70.2 71.9 76.5 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Slide 3 Q3 Revenue Growth + 5.7% + 3.5% + 3.2% Digital Platform Installed in 71% of Rooms Improved Revenue Per Room Metrics (in millions)

Q3 2006 Q3 2005 % Change Movie Revenue $ 18.56 $ 18.01 3.1% Other Interactive Services 5.99 5.87 2.0% Total Per Guest Pay Room $ 24.55 $ 23.88 2.8% Q3 Revenue Analysis Slide 4 Increases Due To: - Strong Theatrical Titles - Diverse Base of Theatrical Titles - More Popular TV On Demand Programming - Increases in Cable Programming, Offset by TV Internet & Games Per room per month

Costs & Operating Expenses Slide 5 Q3 2006 Q3 2005 % of Rev Direct Costs $11.98 47.1% $ 11.47 46.4% Guest Pay Operations 2.96 11.6% 2.96 12.0% SG&A 2.35 9.2% 2.09 8.4% Depreciation & Amortization 5.35 21.0% 5.58 22.6% Total Costs & Op Expenses $22.64 89.0% $22.10 89.3% Direct Costs - "Pay for Performance" Hotel Commissions - Programming Mix & Cable Programming Rates SG&A Exclusive of Share-Based Compensation was $2.23 Per Room Per Room Per Month % of Rev

(in millions) Adjusted Operating Cash Flow* Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Operating Income exclusive of Depreciation & Amortization 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 82.1 82.6 23.1 85 21.8 22.8 24.6 90.2 22.1 24 24.8 92.3 23.6 23.7 24.9 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Slide 6 * Adjusted Operating Cash Flow is defined as Operating Income exclusive of depreciation, amortization, share-based compensation and the effects of Hurricane Katrina insurance recoveries and equipment impairment + 6.2% + 0.8% +0.4% Higher SG&A in Q3 Due to Investment in Strategic Initiatives

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 4.2 4.7 6.5 2.1 3.2 5.4 13 4 6.1 7.7 22.7 6.1 6.8 8.4 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Slide 7 Operating Income (in millions) $5.4 $7.7 $ 8.4* * 60 BPS Improvement From Leverage Inherent in Business Model

Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q2 '06 Q3 '06 2004 2005 2006 Net Loss 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 -38.4 -38.3 -35.1 -6.2 -5 -3.5 -20.8 -3.6 -1.7 0.6 0.529 2.2 -20.781 -7 2.5 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Slide 8 (in millions) Q3 '04 Q3 '05 Q3 '06 Net Income (Loss) $(3.5) $0.6 $ 2.2* * $1.6 Million Increase from Operations and Interest, Net + $0.7 M Operations + $0.9 M Interest, Net

2002 -26.9 2003 -5 2004 6.1 2005 12.8 2006E 23 Cash Flow Generation* $6.3 (in millions) $(5.1) $12.8 $21.0 - $23.0 * Cash Flow from Operating Activities, Net of Investing Activities Slide 9

Cash Flow Analysis 2006 2005 Q3 '06 Cash from Operations $ 60.1 $ 52.2 $ 72.2 Corp Capital / Minor Extensions (10.3) (9.3) (13.9) Digital Renewal Investment * (10.2) (10.3) (14.0) Pre-Expansion Cash Flow $ 39.6 $ 32.6 $ 44.3 New Room Investment ** (16.1) (19.6) (20.9) Post- Expansion Cash Flow $ 23.5 $ 13.0 $ 23.3 *Digital Upgrade Rooms 41,390 38,917 56,258 **New Digital Rooms 48,164 58,312 61,583 (in millions) Slide 10 TTM 1st 9 Months 9 Mo. Cash from Operations Up 15.1% 9 Mo. Pre-Expansion Cash Flow Up 21.8% 9 Mo. Post-Expansion Cash Flow Up 81.1%

Leverage Metrics Debt $ 275.6 $ 302.7 Debt Net of Cash $ 244.5 $ 270.7 Total Debt Leverage Ratio 2.93x 3.30x Net Debt Leverage Ratios 2.60x 2.95x Q3 2006 (in millions) Q3 2005 Slide 11 Reduced Debt by Another $5 Million in October 2006 $20 Million in Discretionary Debt Payments Year-to-Date

Full Year 2006 Guidance FY' 06 Range Revenue $ 287.0 - $290.0 Operating Income $ 25.5 - $ 27.5 Net Income $ 0.5 - $ 2.5 EPS $ 0.02 - $ 0.13 Adjusted Operating Cash Flow $ 93.0 - $ 95.0 Free Cash Flow* $ 21.0 - $ 23.0 Capital Investment $ 49.0 - $ 50.0 Slide 12 (in millions except per share) * Cash Flow from Operating Activities, Net of Investing Activities (also Referred to as Post Expansion Cash Flow)

Digital Growth Strategy Positive Impact on Financial Results Average TTM Revenue $26.76 Return On Investment Approx 35%+ Digital in 71% of Room Base - Approaching 100% in 3 Years Revenue Lift With Increase in Digital Rooms Slide 13 Driving More Revenue Through Digital Platform On-Screen Marketing SportsNet "Download TV" Focus on High Potential Segments Best Rooms for New Revenue Initiatives Remove Underperforming Rooms Advertising High-Speed Data Services

Growth Strategy 2007 and Beyond - Expanding Networks & Integrating Solutions Expansion into Vertical Niche Markets - Healthcare, Travel Centers, Others Multiple Platforms within Markets - Cable, VOD & Broadband Increasing Array of Solutions - Entertainment, Internet & Technical Service Slide 14

Valuation Metrics Entity Value per Subscriber*(Room) $ 582 * Calculation Based on 10/17/06 Share Price of $18.66 Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 6 mo '04 Q3 '04 Q4 '04 Q1 '05 TTM Q3 '05 Q3 '05 Q4 '05 Q1 '06 TTM Q3 '06 Operating Income 69.6 72.4 73.4 75.1 77.6 79.6 81.7 81.9 4.6 4.2 4.7 6.5 2.1 0 11.4 13 4 3.42 20.1 22.7 6.1 3.76 Occupancy 0.675 0.669 0.655 0.645 0.635 0.632 0.631 0.631 0.628 0.622 0.622 0.624 0.625 0.63 0.635 0.639 0.645 Cash Earnings Per Share (CEPS) $3.42 $3.76 5.0x CEPS Multiple (+9.8%) Slide 15

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(12 months trailing) (Dollar amounts in thousands) Reconciliation of Adjusted Operating Cash Flow To Operating Income Slide 17

Dollar amounts in thousands - 12 months trailing Reconciliation of Cash Earnings per Share T12 Q3 '06 T12 Q3 '05 Slide 18